CUSIP NUMBER 89484Q100	13G	Page 33 of 36 Pages

Exhibit 99.1

Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them.

Dated: February 9, 2015

Draper Fisher Jurvetson Growth Fund 2006, L.P.

By:	Draper Fisher Jurvetson Growth Fund 2006 Partners, L.P. (general partner)

By:	DFJ Growth Fund 2006, Ltd., its general partner

By:	/s/ John H. N. Fisher
Name:	John H. N. Fisher
Title:	Director

Draper Fisher Jurvetson Growth Fund 2006 Partners, L.P.

By:	DFJ Growth Fund 2006, Ltd., its general partner

By:	/s/ John H. N. Fisher
Name:	John H. N. Fisher
Title:	Director

DFJ Growth Fund 2006, Ltd.

By:	/s/ John H. N. Fisher
Name:	John H. N. Fisher
Title:	Director

CUSIP NUMBER 89484Q100	13G	Page 34 of 36 Pages

Draper Fisher Jurvetson Partners Growth Fund 2006, LLC

By:	/s/ John H. N. Fisher
Name:	John H. N. Fisher
Title:	Authorized Member

DFJ Growth Management, LLC

By:	/s/ Randy Glein
Name:	Randy Glein
Title:	Managing Member

Draper Fisher Jurvetson Fund IX, L.P.

By:	Draper Fisher Jurvetson Fund IX Partners, L.P. (general partner)

By:	DFJ Fund IX, Ltd., its general partner

By:	/s/ John H. N. Fisher
Name:	John H. N. Fisher
Title:	Managing Director

Draper Fisher Jurvetson Fund IX Partners, L.P.

By:	DFJ Fund IX, Ltd., its general partner

By:	/s/ John H. N. Fisher
Name:	John H. N. Fisher
Title:	Managing Director

CUSIP NUMBER 89484Q100	13G	Page 35 of 36 Pages

DFJ Fund IX, Ltd.

By:	/s/ John H. N. Fisher
Name:	John H. N. Fisher
Title:	Managing Director

Draper Fisher Jurvetson Partners IX, LLC

By:	/s/ John H. N. Fisher
Name:	John H. N. Fisher
Title:	Managing Member

Draper Associates, L.P.

By:	Draper Associates, Inc. (General Partner)

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	President

Draper Associates, Inc.

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	President

Draper Associates Riskmasters Fund II, LLC

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	Managing Member

CUSIP NUMBER 89484Q100	13G	Page 36 of 36 Pages

/s/ Timothy Draper
Timothy Draper

/s/ John H. N. Fisher
John H. N. Fisher

/s/ Stephen T. Jurvetson
Stephen T. Jurvetson

/s/ Barry M. Schuler
Barry M. Schuler

/s/ Mark W. Bailey
Mark W. Bailey

/s/ Randy Glein
Randy Glein